                           THE RIVERFRONT FUNDS, INC.

           THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
                        THE RIVERFRONT INCOME EQUITY FUND
                     THE RIVERFRONT OHIO TAX-FREE BOND FUND
                     THE RIVERFRONT STOCK APPRECIATION FUND
                    THE RIVERFRONT LARGE COMPANY SELECT FUND
                          THE RIVERFRONT BALANCED FUND

                       Supplement dated November 17, 1997,
                       to Prospectus dated April 30, 1997

         Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

         The Company has entered into an Agreement and Plan of Reorganization and Liquidation, dated as of March 21, 1997 (the "Plan"), with The Riverfront Funds, an Ohio business trust (the "Trust"), whereby each Fund of the Company will become a separate series of an Ohio business trust rather than a separate series of a Maryland corporation (the "Conversion").

         The Conversion is subject to certain regulatory approvals and to approval by the shareholders of the Funds at a special Shareholders Meeting which was held on July 31, 1997, but has been further adjourned until December 12, 1997 to allow for the further solicitation of proxies. If the shareholders approve the Conversion, it is expected that the Conversion would be effected on or about December 31, 1997.

         The information regarding the fee and expenses WITH RESPECT TO THE BALANCED FUND ONLY found under the heading "FEE TABLE" on pages 8, 9 and 10 of the Prospectus is deleted in its entirety and is replaced with the following:

                                                              BALANCED FUND
                                                        Investor A      Investor B
SHAREHOLDER TRANSACTION EXPENSES                          Shares          Shares
                                                          ------          ------
Sales Charge (as a percentage of offering price)           4.50%(1)        None
Deferred Sales Load (as a percentage of original
 purchase price or redemption proceeds, as
 applicable)(2)                                            None            4.00%

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fees After Voluntary
         Fee Reduction(3)                                  0.80%           0.80%
12b-1 Fees After Voluntary Fee Reduction                   0.19(3)         1.00

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
Other Expenses                                             0.87            0.92
                                                           ----            ----

Total Fund Operating Expenses After Voluntary
         Fee Reductions                                    1.86%           2.72%
                                                           ====            ====

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                           Investor B Shares
                    Investor A Shares         Investor B Shares          Assuming No Redemption
                    -----------------         -----------------          ----------------------
One Year                   $ 63                      $ 68                       $ 28
Three Years                $101                      $124                       $ 84
Five Years                 $141                      $164                       $144
Ten Years                  $253                      $305                       $305
------------

     (1) The sales charge applied to purchases of Investor A Shares declines as the amount invested increases. In addition, all or a portion of the sales charge may be waived by the Distributor on certain sales of Investor A Shares. See "Sales Charges -- Investor A Shares" and "Reduced Sales Charges -- Investor A Shares."

     (2) A contingent deferred sales load ranging from 4% to 1% is charged with respect to Investor B shares redeemed within the first six years after purchase. See "Contingent Deferred Sales Charge -- Investor B shares" below.

     (3) Provident agreed with the Company to reduce voluntarily the amount of its investment advisory fee with respect to the Balanced Fund for the fiscal year ended December 31, 1996 and the fiscal year ending December 31, 1997. Absent such voluntary fee reduction, Investment Advisory Fees would have been
 .50%. The Distributor as agreed with the Company to reduce voluntarily the amount of its 12b-1 fee under the Investors A Plan, as described below, with respect to the Balanced Fund for the fiscal year ended December 31, 1996 and the fiscal year ending December 31, 1997. Absent such voluntary fee reduction, 12b-1 Fees for the Balanced Fund would have been 0.25%.

         This Supplement replaces and supersedes the Prospectus Supplement dated April 30, 1997, in its entirety.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE